The Huntington Funds

Supplement dated August 27, 2010, to the Prospectus dated May 1, 2010 (Class A Shares and Trust Shares) and the Statement of Additional Information dated May 1, 2010.

I.       Huntington International Equity Fund - Permitted Investments Change

The Board voted to authorize the Huntington International Equity Fund (the "Fund") to invest in Ultra-Short Exchange Traded Funds ("Ultra-Short ETFs") and Exchange Traded Commodities Funds ("ETCFs"). Investments in ETFs and ETCFs are limited to 5% of the Fund's total assets in any one ETF or ETCF and 10% of the Fund's total assets in ETFs, ETCFs and other investment companies combined.

With respect to investments in ETCFs, the Fund may use these investments to partially hedge currencies to which the Fund is exposed through securities owned. ETCFs may not be used by the Fund in connection with currency speculation transactions.

Ultra-Short ETFs

Ultra-Short ETFs are exchange-traded funds which are typically designed to correspond to twice the inverse of the daily performance of an underlying index. Ultra-Short ETFs invest in financial instruments (including derivatives) which the advisor to the Ultra-Short ETF believes should, in combination, achieve such daily return characteristics.

Ultra-Short ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultra-Short ETF's investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultra-Short ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. An imperfect correlation may exist between the value of the instruments and the security or index.

The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultra-Short ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultra-Short ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultra-Short ETF will incur significant losses; (4) the risk that there may be an imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultra-Short ETF's position in a particular financial instrument when desired.

ETCFs

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity or manage a pool of derivative contracts that track a commodity index.

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors' expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because the Fund buys and sells ETCFs at market price, it may pay more than NAV when buying an ETCF, and receive less than NAV when selling an ETCF. In addition, the Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

II.      Huntington Technical Opportunities Fund - Permitted Investments Change

At the meeting of the Board of Trustees of The Huntington Funds held on August 12, 2010, the Board voted to authorize the Huntington Technical Opportunities Fund (the "Fund") to invest in Inflation-Protected Securities.

Inflation-Protected Securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as "TIPs", are adjusted as to principal. Repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of Inflation-Protected Securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of Inflation-Protected Securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

While Inflation-Protected Securities adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of Inflation-Protected Securities may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the Inflation-Protected Securities. Inflation-Protected Securities may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

In addition, any increase in principal value of an Inflation-Protected Security caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in Inflation-Protected Securities, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

III.     Huntington Situs Fund - Investment Strategy Change

At the meeting of the Board of Trustees of The Huntington Funds held on August 12, 2010, the Board approved a change to the investment strategy of the Huntington Situs Fund (the "Fund") to provide that, under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund may invest up to 20% of its assets in the equity securities of foreign issuers. This change will take effect 60 days from the date of this Supplement.

IV.      Huntington Growth Fund - Portfolio Manager Change

Effective May 1, 2010, Herb Chen became the sole portfolio manager for the Huntington Growth Fund.

V.       Huntington Macro 100 Fund - Portfolio Manager Change

Effective May 1, 2010, Chad Oviatt became the sole portfolio manager for the Huntington Macro 100 Fund.

VI.      Sub-Administrator Name Change

Effective August 1, 2010, Unified Fund Services, Inc., the Funds' Sub-Administrator, changed its name to Huntington Asset Services, Inc. Accordingly, all references to Unified Fund Services, Inc. in the Prospectus and SAI are hereby changed to Huntington Asset Services, Inc.

VII.     Fund Accounting and Financial Administration Transition

On or about September 1, 2010, Huntington Bank, as the Funds' Administrator, will begin sub-contracting certain fund accounting services to Huntington Asset Services, Inc. Accordingly, all references to Citi Fund Services Ohio, Inc. providing such services to the Funds in the Prospectus and SAI are hereby changed to refer to Huntington Asset Services, Inc.